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                                                                    EXHIBIT 10.2



                      SCHEDULE OF CERTAIN OFFICERS WHO ARE
                        PARTIES TO EMPLOYMENT AGREEMENTS


         Charles J. Bechtel

         David Bucci

         Warren W. Dettinger

         Reinoud G. J. Drenth

         Donald E. Eagon, Jr.

         Charee Francis-Vogelsang

         Bartholomew J. Frazzitta

         Michael J. Hillock

         Larry D. Ingram

         Robert W. Mahoney

         Gerald F. Morris

         Charles B. Scheurer

         Gregg A. Searle

         Robert L. Stockamp

         Alben W. Warf

         Ernesto R. Unanue

         Robert J. Warren



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